Exhibit 32.2

CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350, AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

Michael Matte, Chief Financial Officer of Forward Industries, Inc. (“Forward) does certify pursuant to 18 U.S.C. §1350 that, to the best of his knowledge:

  Forward’s Quarterly Report on Form 10-Q for the quarterly period ended June 30, 2015 (the “Report”) fully complies with the requirements of Section 13(a) or Section 15(d), as applicable, of the Securities Exchange Act of 1934, as amended; and

  The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of Forward.

IN WITNESS WHEREOF, the undersigned has set his hand hereto as of the 11th day of August 2015.

/s/ Michael Matte Michael Matte Chief Financial Officer (Principal Financial Officer)